Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the “Act”), each of the undersigned officers of China Voice Holding, Inc., a Nevada corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2009, (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bill Burbank

Bill Burbank

Chief Executive Officer

(Principal Executive Officer)

/s/ D. Ronald Allen

D. Ronald Allen

Chief Financial Officer

(Principal Financial Officer)

Dated:           November 30, 2009

The foregoing certification is being furnished solely pursuant to

Section 906 of the Act and is not being filed as part of the

Periodic Report or as a separate disclosure document.

DAL:746027.1